UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
August 7, 2020
Dear Fellow Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 10:00 a.m., Eastern Time, on Wednesday, September 16, 2020.
We are very pleased that this year’s annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. In light of the outbreak of the Coronavirus (COVID-19), for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the 2020 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/APDN2020. You will also be able to vote your shares electronically at the annual meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the meeting, you will be asked to (i) elect eight directors, (ii) approve our 2020 Equity Incentive Plan (the “2020 Plan”), (iii) approve an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000 and (iv) ratify our appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on July 20, 2020 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about August 7, 2020, we will mail to our stockholders a Notice of Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our 2019 Annual Report, as amended, and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.
You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail. Please note that each stockholder who wishes to attend the Annual Meeting will be required to present valid government-issued photo identification to be admitted to the Annual Meeting.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/APDN2020 on Wednesday, September 16, 2020 at 10:00 a.m., Eastern Time, for the following purposes:
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to elect eight directors, constituting the entire board of directors of the Company (the “Board of Directors”), to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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to approve our 2020 Equity Incentive Plan (the “2020 Plan”);

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to approve an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000;

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to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020; and

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to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on July 20, 2020 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. In light of the outbreak of the Coronavirus (COVID-19), for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/APDN2020.
A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about August 7, 2020, the Company will mail to stockholders a Notice of Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our 2019 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Ms. Judith Murrah
Secretary
Stony Brook, New York
August 7, 2020

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders
To Be Held on September 16, 2020
The Proxy Statement, along with our 2019 Annual Report, as amended, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN	14
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000	20
PROPOSAL NO. 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
PROPOSAL NO. 5 ADJOURNMENT	25
MANAGEMENT AND CORPORATE GOVERNANCE	26
EXECUTIVE COMPENSATION	31
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	39
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	40
HOUSEHOLDING OF PROXY MATERIALS	42
OTHER BUSINESS	43
STOCKHOLDER PROPOSALS AND NOMINATIONS	44
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	45

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790

PROXY STATEMENT
Our Board of Directors has made this Proxy Statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2020 Annual Meeting of Stockholders of Applied DNA Sciences, Inc. to be held online on Wednesday, September 16, 2020, beginning at 10:00 a.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
ABOUT THE ANNUAL MEETING
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “—  Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about August 7, 2020. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as amended (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.
How do I get electronic access to the proxy materials?
The Notice will provide you with instructions regarding how you can:
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View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and

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Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of  (i) the election of eight directors; (ii) the approval of the 2020 Plan; (iii) the approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000; (iv) the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020 and (v) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended September 30, 2019 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.

How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all of our director nominees or withhold your vote as to some or all of our director nominees. You may also vote for or against, or abstain from voting on the approval of the 2020 Plan, the approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000 and the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “—  What are the Board of Directors’ recommendations as to the proposals to be voted on?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “—  What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on July 20, 2020, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On July 20, 2020, the record date for the meeting, there were 5,078,197 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 5,078,197 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 2,539,099 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but otherwise shall have no effect except as to any proposal with respect to which the bank, broker, or other nominee has discretionary authority to vote the proxy. For more information on discretionary and non-discretionary matters, see “—  What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
What vote is required to approve each matter and how are votes counted?
Proposal No. 1: Election of Directors
The eight nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.

Proposal No. 2: Approval of the 2020 Equity Incentive Plan
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter.
Proposal No. 3: Approval of an Amendment to Our Certificate of Incorporation to Decrease the Number of Our Authorized Shares of Common Stock to 200,000,000
The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter.
Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter.
Proposal No. 5: Adjournment
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter.
How can you attend the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/APDN2020. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/APDN2020.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/APDN2020 on the day of the Annual Meeting.

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Webcast will start on September 16, 2020, at 10:00 a.m. Eastern Time.

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You will need your 16-digit control number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

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Webcast replay of the Annual Meeting will be available until September 16, 2021.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. In addition, we are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Annual Meeting?
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/APDN2020. We will respond to as many inquiries at the virtual Annual Meeting as time allows.
What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
How do I attend the Annual Meeting?
The meeting will be held online on September 16, 2020 beginning at 10:00 a.m., Eastern Time. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC due to the inclusion of our website address above or elsewhere in this Proxy Statement. Information on how to vote in person at the Annual Meeting is discussed below under the caption “—  How can I vote my shares?.”
How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16 digit control number, you may vote:
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Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/APDN2020 and having available the control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

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By Telephone — If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

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By Mail If You Are a Record Owner — Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16 digit control number, which will allow you to vote as described above or at the Annual Meeting.

If your broker has not provided you with a 16 digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.
What am I voting on at the Annual Meeting?
The following proposals are scheduled for a vote at the Annual Meeting:
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Proposal No. 1:   to elect eight directors, constituting the entire Board of Directors, to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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Proposal No. 2:   to approve the 2020 Plan;

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Proposal No. 3:   to approve an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000;

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Proposal No. 4:   to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020; and

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Proposal No. 5:   to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Each of these proposals is described in further detail below.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:
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FOR Proposal No. 1, for the election of each of the eight nominated candidates for director;

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FOR Proposal No. 2, for the approval of the 2020 Plan;

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FOR Proposal No. 3, for the approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000;

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FOR Proposal No. 4, for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020; and

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FOR Proposal No. 5, for such other business that may properly come before the meeting or any postponement or adjournment thereof.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of each of our director nominees, (ii) for the approval the 2020 Plan, (iii) for the approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000; and (iv) for the ratification of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
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Non-Discretionary Items.   The election of directors, the approval of the 2020 Plan, and the approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stock to 200,000,000 are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

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Discretionary Items.   The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020 is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
Yes. (1) If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on September 15, 2020, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 10:00 AM, Eastern Time, on September 16, 2020. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary. (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that is counted.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $9,000 for its services. We have also agreed to reimburse Kingsdale Advisors for its reasonable out-of-pocket expenses and to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.

What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
Whom may I contact if I have other questions about the Annual Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8800 or you may contact Kingsdale Advisors by telephone at 1 855 682 9244.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Eight directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting to serve until the 2021 Annual Meeting of Stockholders, or until their respective successors are elected and qualified. All of the nominees are our current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees to serve until the 2021 Annual Meeting of Stockholders, or until their successors are elected and qualified. Our Certificate of Incorporation provides that the number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Company’s Bylaws. The Company’s Bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member.
On July 11, 2011, Delabarta, Inc. (“Delabarta”), a wholly owned subsidiary of ABARTA, Inc. (“ABARTA”), participated as an investor in the Company’s private placement of our common stock, as described in our Current Report on Form 8-K filed with the SEC on July 15, 2011. In connection with the investment in the Company by Delabarta, we agreed to use best efforts to nominate its designee, Mr. John Bitzer, III to the Board of Directors and elect Mr. Bitzer as a director within 30 days of the closing and to nominate and include Mr. Bitzer on the slate of nominees for the Board of Directors for election by stockholders at the annual meetings of stockholders for so long as Delabarta owns at least 2% of the outstanding shares of common stock. As of the Record Date, Delabarta owned less than 1% of the outstanding shares of the Company’s common stock.
Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that any of the nominees for director named below will be unavailable to serve.
The directors standing for re-election, together with their ages as of July 20, 2020 and certain other information, are:
Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
James A. Hayward, Ph.D., Sc.D.	67	2006	Dr. James A. Hayward has been our Chief Executive Officer since March 17, 2006 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles. Following this, Dr. Hayward was Head of Product Development for the Estee Lauder companies for five years. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human gene products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years

dermatology that was sold to Engelhard (now BASF) in 2004. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and serves on the board of Softheon Corporation and NeoMatrix Formulations, Inc.
Dr. Hayward’s experience and senior leadership positions in companies in the biotechnology, pharmaceutical and consumer-product industries, and specifically his qualifications and skills in the areas of general operations, financial operations and administration, as well as his role as the Company’s Chief Executive Officer and President led the Board of Directors to conclude that Dr. Hayward should serve as a director of the Company.

John Bitzer, III	59	2011	John Bitzer, III, joined the Board of Directors on August 10, 2011. Mr. Bitzer is the former President and Chief Executive Officer of ABARTA, Inc., a private, third and fourth generation family holding-company with operations in the soft drink and energy drink industries. In 1985, Mr. Bitzer began his career in sales for the Cleveland Coca-Cola Bottling Company. He has been Publisher of Atlantic City Magazine in Atlantic City, N.J. In 1994, he founded the ABARTA Media Group and held the position of Group Publisher. In 1997, he was named President and Chief Operating Officer of ABARTA and was President and Chief Executive Officer from 1999 to 2019. Mr. Bitzer has a bachelor’s degree from the University of Southern California and a Masters of Business Administration (“MBA”) from the University of Michigan. Mr. Bitzer’s experience as an executive officer and director of several private companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company. In connection with the investment in the Company by Delabarta, Inc. (“Delabarta”), a wholly owned subsidiary of ABARTA, during July 2011, we agreed to use best efforts to nominate its designee, Mr. Bitzer, to the Board of Directors and elect Mr. Bitzer as a director within 30 days of the closing and to nominate and include Mr. Bitzer on the slate of nominees for the Board of Directors for election by stockholders at the annual meetings of stock holders for so long as Delabarta owns at least 2% of the outstanding shares of common stock of the Company. As of July 20, 2020, Delabarta owned less than 1% of the outstanding shares of common stock of the Company. The Board of Directors believes that Mr. Bitzer’s advice makes him a valuable member of the Board of Directors.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Robert B. Catell	83	2016
Robert B. Catell was appointed to the Board of Directors on October 7, 2016. Since 2006, Mr. Catell has been serving as Chairman of the Advanced Energy Research and Technology Center (AERTC) at Stony Brook University. He served on the Board of New York State Energy Research & Developmental Authority. Among other accomplishments, Mr. Catell was formerly Chairman and CEO of KeySpan Corporation and KeySpan Delivery (formerly Brooklyn Union Gas), and Chairman of National Grid, U.S. and Deputy Chairman of National Grid plc, upon National Grid’s acquisition of KeySpan. He also serves on the board of several business and not-for-profit organizations. He has been Chairman of Applied DNA Sciences’ Strategic Advisory Board since its inception in February 2016.
Mr. Catell holds both a Master’s and Bachelor’s degree in Mechanical Engineering from City College of New York and is a registered Professional Engineer. He has attended Columbia University’s Executive Development Program, and the Advanced Management Program at the Harvard Business School. The Board of Directors believe that Mr. Catell’s extensive executive-level management experience, including as a director at other private and public companies and within regulated and technical industries, qualifies him to serve as one of our directors.

Joseph D. Ceccoli	57	2014	Joseph D. Ceccoli was appointed to the Board of Directors on December 3, 2014. Since 2010, Mr. Ceccoli has been the Founder, President and CEO of Biocogent, LLC (“Biocogent”), a bioscience company located at the Stony Brook Long Island High Technology Incubator. Biocogent is focused on the invention, development and commercialization of skin-active molecules and treatment products used in regulated (over-the-counter / med-care), personal care and consumer products. Prior to starting Biocogent, Mr. Ceccoli was Global Director of Operations for BASF Corporation, a global Fortune 100 company and the world’s largest global chemical company, where he was responsible for the integration, operations and growth of domestic and overseas business units from 2007 to 2008. Prior to BASF, Mr. Ceccoli was a General Manager for Engelhard Corporation, a U.S.-based Fortune 500 company and chief operating officer of Long Island-based The Collaborative Group from 2004 to 2007. Mr. Ceccoli holds a Bachelor of Science (“B.S.”) degree in Biotechnology from Rochester Institute of Technology and advanced professional training in various pharmaceutical sciences, emulsion chemistry, engineering and management disciplines. He is a member of numerous professional organizations such as the American Chemical Society and the Society of Cosmetic Chemists. Mr. Ceccoli’s experience across the bioscience and chemical markets, including in global and U.S.-based operations and management, enriches our Board of Directors. Mr. Ceccoli’s experience as an executive officer and director of several bioscience and chemical companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Yacov A. Shamash	70	2006
Dr. Yacov A. Shamash has been a member of the Board of Directors since March 17, 2006. Dr. Shamash is a Professor of Electrical and Computer Engineering at the State University of New York at Stony Brook, a position he has held since 1992. From 1992 to 2015, he was the Dean of Engineering and Applied Sciences, and from 1995 to 2004, Dr. Shamash was also the Dean of the Harriman School for Management and Policy at the University. He served as VP for Economic Development from 2001-2019. He was founder of the New York State Center for Excellence in Wireless and Information Technology at the University. Dr. Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash serves on the board of directors of public companies Comtech Telecommunications Corp., and Keytronic Corp. He is on the boards of several not for profit organizations: the Long Island First Robotics, Listnet and Broad Hollow Science Park. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from Imperial College of Science and Technology in London, England.
Dr. Shamash daily encounters leaders of businesses large and small, regional and global in their reach and, as a member of our Board of Directors, has played an integral role in our business development by providing the highest-level introductions to customers, channels to market and to the media. Dr. Shamash also brings to our Board of Directors his valuable experience gained from serving as a director at other private and public companies. The Board of Directors believes that Dr. Shamash’s technical experience and other abilities make him a valuable member of the Board of Directors.

Sanford R. Simon	77	2006	Dr. Sanford R. Simon has been a member of the Board of Directors since March 17, 2006. Dr. Simon has been a Professor of Biochemistry, Cell Biology and Pathology at Stony Brook since 1997. He joined the faculty at Stony Brook as an Assistant Professor in 1969 and was promoted to Associate Professor with tenure in 1975. Dr. Simon was a member of the board of directors of The Collaborative Group from 1995 to 2004. From 1967 to 1969, Dr. Simon was a Guest Investigator at Rockefeller University. Dr. Simon received a B.A. in Zoology and Chemistry from Columbia University in 1963, a Ph.D. in Biochemistry from Rockefeller University in 1967, and studied as a postdoctoral fellow with Nobel Prize winner Max Perutz in Cambridge, England. He maintains an active research laboratory studying aspects of cell invasion in cancer and inflammation, the uses of small molecules in modulating diverse cell functions, and novel strategies of drug delivery; he also teaches undergraduate, graduate, medical and dental students.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
			Dr. Simon has worked in the use of large biomolecules in commercial media, and we have made use of his expertise in formulating DNA into commercial carriers for specific customers. As a member of our Board of Directors, Dr. Simon has advised us on patents, provided technical advice, and introduced us to corporate partners and customers. The Board of Directors believes that Dr. Simon’s advice makes him a valuable member of the Board of Directors.
Elizabeth Schmalz Ferguson	69	2017	Ms. Elizabeth M. Schmalz Ferguson has been a member of the Board of Directors since June 2017. She has served as President of American Flavors & Fragrances, a fragrance company, since 2007. Ms. Ferguson also serves as President of her own consulting firm, Betsy Schmalz Ferguson & Associates. She served as Senior Vice President of Corporate Product Development at Estée Lauder. Ms. Ferguson’s responsibilities included overseeing product development for some of the company’s most prominent brands. Subsequently, she was Executive Vice President of Product Development at Bath and Body Works and Victoria’s Secret for The Limited. Ms. Ferguson started her senior management career at Revlon with responsibility for new product development for brands including Borghese, Ultima II and Prestige fragrances. She has been Director of Applied DNA Sciences, Inc. since June 1, 2017. She is an active member of Cosmetic Executive Women. She earned a bachelor’s degree in psychology from Georgian Court University. Ms. Ferguson’s track record of accomplishments as a strategist and products leader within the cosmetics and personal care industries led the Board of Directors to conclude she should serve as a director of the Company.
Scott L. Anchin	46	2019	Mr. Anchin was appointed to the Board of Directors on November 7, 2019. Mr. Anchin is a partner at Cormont Strategic Services, LLC, which provides special situation consulting and operational support. Previously Mr. Anchin served as a managing director with Opportune LLP from March 2016 to October 2018, where he provided restructuring advisory services to companies and stakeholders in distressed situations. From 2009 to February 2016, Mr. Anchin was employed by Alvarez & Marsal North America, LLC, a global professional services firm specializing in turnaround and interim management and performance improvement. He is a non-practicing certified public accountant in the State of New York and holds a B.S. in Accounting from the Wharton School of Business at the University of Pennsylvania and an M.B.A. with a concentration in Management from Columbia Business School. Mr. Anchin currently serves as a director of Genasys Inc. (Nasdaq: GNSS) and Kopin Corporation (Nasdaq: KOPN). The Board of Directors believes that Mr. Anchin’s executive-level management experience qualifies him to serve as one of our directors.
There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners (“10% stockholders”) also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms filed with the SEC with respect to the fiscal year ended September 30, 2019, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% stockholders failed to file on a timely basis, reports required by Section 16(a) during fiscal 2019; except as follows: Scott L. Anchin made one late filing on January 13, 2020, for the grant of stock options on December 12, 2019 and January 2, 2020.
Vote Required
The eight nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors, a quorum being present, will be elected as our directors. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees. In the absence of instructions to the contrary, the shares represented by the accompanying proxy card will be voted “FOR” all the nominees named above.
The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2
APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN
On June 30, 2020, our Compensation Committee recommended that our Board approve the 2020 Plan and submit the 2020 Plan to a vote of our stockholders. On June 30, 2020, our Board approved the 2020 Plan, subject to stockholder approval, and directed that the 2020 Plan be submitted to our stockholders for their approval at the annual meeting. If approved by our stockholders, the 2020 Plan will become effective as of the date of approval and no further awards will be made under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan (as amended) (the “2005 Plan”). If this proposal is not approved by our stockholders, the 2020 Plan will not become effective, and the 2005 Plan will remain in effect in accordance with its present terms.
The purposes of the 2020 Plan are to enable the Company to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and provide them with an opportunity to share in the growth and value of the Company. The Board believes that the new plan and the number of shares available for grant under the plan are important to allow us to attract, motivate, reward and retain the talent critical to achieving our business goals. As of July 10, 2020, we had only 44,343 shares of common stock that remained available for issuance under the 2005 Plan. Without approval by stockholders of the 2020 Plan, the Company will be unable to continue to grant equity awards once the 2005 Plan share pool is depleted, potentially resulting in the loss of employees and difficulties in recruiting new employees. If the 2020 Plan is not approved, the Company will become increasingly reliant on cash-based compensation, which will deplete the company’s finite cash resources.
Summary of the 2020 Plan
The principal provisions of the 2020 Plan are summarized below. This summary is qualified in its entirety by reference to the actual 2020 Plan proposed in this proxy statement, a copy of which is attached as Appendix A.
Administration
The 2020 Plan vests broad powers in a committee to administer and interpret the 2020 Plan, provided that, the Board itself may at any time exercise any rights and duties of the committee under the 2020 Plan. Our Board will designate the Compensation Committee as the committee authorized to administer the 2020 Plan. In this capacity, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and terms and conditions of such awards, and approve forms of award agreement to be used for awards under the 2020 Plan. The Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment may materially impair a participant’s rights without the participant’s consent. Subject to requirements of applicable law, the Compensation Committee may delegate to one or more of our officers the authority to grant awards to participants who are not subject to Section 16 of the Exchange Act.
In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans, and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the 2020 Plan.
Unless stockholder approval is required under applicable law or exchange listing requirements, the Board may amend or terminate the 2020 Plan at any time. For example, current Nasdaq listing requirements would require stockholder approval for an amendment to the 2020 Plan materially increasing the number of shares issuable thereunder.
Eligibility
Any of our employees, directors, consultants, and other service providers, and those of our affiliates, are eligible to participate in the 2020 Plan. As of July 10, 2020, the Company employed or engaged approximately fifty-three employees, seven nonemployee directors, ten consultants and two other service providers who would be eligible to participate in the 2020 Plan. Participants will be selected in the discretion of the Compensation Committee.

Vesting
The Compensation Committee determines the vesting conditions for awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals, or other factors in the Compensation Committee’s discretion.
Shares of Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2020 Plan in connection with awards is 3,500,000 (the “Share Pool”). If the 2020 Plan is approved by our stockholders, no further awards will be made under the 2005 Plan. As of July 10, 2020 there were 44,343 shares of common stock that remained available for issuance under the 2005 Plan. However, if any award previously granted under the 2005 Plan expires, terminates, is canceled or is forfeited for any reason after the effective date of the 2020 Plan, the shares subject to that award will be added to the Share Pool so that they can be utilized for new grants under the 2020 Plan. As of July 10, 2020, awards with respect to 315,129 shares of our common stock were outstanding under the 2005 Plan.
If any award granted under the 2020 Plan expires, terminates, is canceled or is forfeited, the shares underlying the award will be available for new grants under the 2020 Plan. However, shares that are withheld for the payment of taxes or in satisfaction of the exercise price for an option award will not become available for re-issuance under the 2020 Plan.
Any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the Share Pool.
The maximum aggregate number of shares under the 2020 Plan that may be issued in respect of incentive stock options is 3,500,000.
The maximum total grant date fair value of awards granted under the 2020 Plan to individuals in their capacity as non-employee directors may not exceed $250,000 in any single calendar year.
The market value of a share of our common stock as of July 20, 2020 was $10.57.
Adjustments
In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make such adjustments to the number and kind of shares authorized by the 2020 Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the 2020 Plan or outstanding awards, in each case as it determines to be equitable.
Types of Awards
The 2020 Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units (“RSUs”), and (v) cash or other stock-based awards.
Stock Options.   An option entitles the holder to purchase from us a stated number of shares of common stock. An incentive stock option (“ISO”), may only be granted to our employees or the employees of our affiliates. The Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, the Compensation Committee may permit the optionholder to surrender previously acquired shares, or to “net settle” the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.
All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights.   A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s employment with us (or our affiliates) is terminated for cause (as defined in the 2020 Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s employment terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.
Restricted Stock.   A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of common stock subject to a restricted stock award. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock. However, the Compensation Committee may specify that any such dividends are subject to the same vesting conditions as the underlying restricted stock to which they relate, and may also require that the dividends be invested in additional restricted shares. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture.
Restricted Stock Units.   An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our common stock. An RSU may be settled in shares of our common stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.

Cash or other Stock Based Awards.   Cash or other stock based awards (including awards to receive unrestricted shares of our common stock or immediate cash payments) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock based award may be made in cash, shares of our common stock, or a combination of both, at the discretion of the Compensation Committee.
Change in Control
In the event of a change in control (as defined in the 2020 Plan), the Compensation Committee may, in its sole and absolute discretion, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); or (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances. In the discretion of the Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award immediately prior to the change in control, or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control.
Repricing
Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2020 Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the 2020 Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the 2020 Plan.
Federal Income Tax Consequences
The federal income tax consequences arising with respect to grants awarded under the 2020 Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the 2020 Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the 2020 Plan, as the consequences may vary with the types of grants made, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Tax laws are subject to change.
Under the Internal Revenue Code of 1986, as amended (the “Code”) as currently in effect, a grant under the 2020 Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the 2020 Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.

Options and Stock Appreciation Rights.   Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.
Restricted Stock.   Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to a participant as ordinary income when it becomes vested.
Restricted Stock Units.   When shares of common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.
Miscellaneous
Generally, awards granted under the 2020 Plan shall be nontransferable except by will or by the laws of descent and distribution. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. Awards will be subject to applicable tax withholding requirements and the Compensation Committee may authorize the withholding of shares subject to the award to satisfy required tax withholding. The 2020 Plan will expire ten years after it becomes effective.
Equity Compensation Plan Information
The table below sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of September 30, 2019.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by stockholders	199,395	$99.68	139,169
Equity Compensation Plans not approved by stockholders	—	$—	—
Total	199,395	$99.68	139,169
New Plan Benefits
If the 2020 Plan is approved, the Compensation Committee (or if applicable, the full Board) intends to approve awards to Dr. James Hayward, Ms. Beth Jantzen, and Ms. Judith Murrah. Based on the Compensation Committee’s current expectation, each of these executives will receive an option to purchase 13,035 shares. These options are expected to be immediately vested upon grant, have a 10 year term, and an exercise price equal to the fair market value of our common stock on the date of grant.
In addition, if the 2020 Plan is approved, the Compensation Committee expects to award an option to Mr. Anchin with an estimated grant date fair value of $162,500. A portion of the option, representing $37,500 of the grant date fair value of the grant, is expected to vest immediately and the remainder of the option is expected to vest on May 22, 2021. The grant is expected have a 10 year term and an exercise price equal to the fair market value of our common stock on the date of grant. The grant to Mr. Anchin is intended to represent (i) an annual non-employee director stock option grant, pro-rated with respect to his service on the Board from November 7, 2019 through May 21, 2020, and (ii) an annual non-employee director stock option grant in respect of his service on the Board for the one year period commencing on May 22, 2020. These grants could not be previously issued to Mr. Anchin due to limits in the 2005 Plan.
Except as noted above, any further awards under the 2020 Plan will be determined by the Compensation Committee in its discretion and are therefore not determinable at this time.
2020 Equity Incentive Plan
Name and Position	Dollar Value ($)	Number of Units (Shares)
James A. Hayward	—	13,035
Chairman, President and CEO
Beth M. Jantzen	—	13,035
CFO
Judith Murrah	—	13,035
CIO
Executive Group		39,105
Non-Executive Director Group	—	**
Non-Executive Officer Employee Group	—	—

**
As noted above, if the 2020 Plan is approved, we expect to issue a stock option grant to Mr. Anchin with an estimated grant date fair value of $162,500. The number of shares subject to this award is not determinable at this time, as it will depend on, among other things, the price of our common stock on the date the award is granted.

Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the 2020 Plan. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The approval of the 2020 Plan is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the approval of the 2020 Plan. If no instructions are indicated on such proxy, the shares will be voted “FOR” the approval of the 2020 Plan.
The Board of Directors deems Proposal No. 2 “Approval of the 2020 Equity Incentive Plan” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO OUR
CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF OUR
AUTHORIZED SHARES OF COMMON STOCK TO 200,000,000
At the Annual Meeting, our stockholders will be asked to approve an amendment to our Certificate of Incorporation (the “COI”) to decrease the number of our authorized shares of common stock to 200,000,000 shares (the “Proposed COI Amendment”). The Proposed COI Amendment is set forth on the Fifth Certificate of Amendment to the COI, which is attached hereto as Appendix B and is incorporated by reference into this Proxy Statement.
Even if the Proposal No. 3 is approved at the Annual Meeting, the board of directors may determine in its sole discretion not to effect the Proposed COI Amendment. In addition, if the board of directors determines that it is advisable and in the Company’s best interests to change the number of our authorized shares of common stock other than a reduction to 200,000,000 authorized shares of common stock, the board of directors would have to approve such amendment to the COI changing the number of our authorized shares of common stock and submit such amendment to our stockholders for approval prior to the Company implementing any such change in the number of our authorized shares of common stock.
The board of directors believes that it may be prudent to reduce the number of our authorized shares of common stock to 200,000,000 shares. Such a reduction would reduce the Company’s annual Delaware franchise tax by approximately 50%. The board of directors believes that such a reduction would still allow the Company to maintain an adequate reserve of authorized but unissued shares for future events that would require the issuance of additional shares of our common stock, such as capital-raising transactions, issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of stock-based consideration. Therefore, the board of directors is seeking approval of an amendment to our COI to reduce our authorized shares of common stock.
Effects of the Proposed COI Amendment
The decrease of the number of shares of our authorized shares of common stock (if it is approved by the Company’s stockholders at the Annual Meeting) will not change any rights of any stockholders as such decrease would only apply to our unissued authorized common stock. All rights and privileges, including voting rights, of our stockholders will remain the same.
As of July 20, 2020, our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share, of which 5,078,197 shares were issued and outstanding, held by approximately 467 stockholders of record and 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were issued and outstanding. The actual number of stockholders is greater than the number of stockholders of record and includes stockholders who are beneficial owners but whose shares are held in street name by brokers and other nominees. This number of holders of record also does not include stockholders whose shares may be held in trust by other entities.
The Proposed COI Amendment would decrease the total number of our authorized shares of common stock from 500,000,000 shares to 200,000,000 shares. However, the Proposed COI Amendment would not change any of the current rights and privileges of our common stock, the par value of the shares of our common stock or the number of shares of our common stock currently outstanding.
In addition, the amendment proposed in this Proposal No. 3 would not be expected to limit our ability to use the remaining number of our authorized shares of common stock for appropriate future corporate purposes, including equity financing transactions, debt-for-equity refinancing transactions, refinancing transactions with an equity component, acquisitions involving equity consideration and other equity considerations that the board of directors may determine to be in the best interests of the Company and its stockholders from time to time. If the number of our authorized shares of common stock is reduced in accordance with this Proposal No. 3, we will have approximately 95 million authorized but unissued shares of Common Stock available for future use, which we believe is a sufficient number of authorized but unissued shares given our currently anticipated needs.

The proposed decrease in the number of our authorized shares of common stock could have adverse effects on us. We will have less flexibility to issue shares of common stock, including in connection with a potential merger or acquisition, other strategic transaction or follow-on offering if the number of our authorized shares of common stock is reduced. In the event that our board of directors determines that it would be in the best interests of the Company and its stockholders to issue a number of shares of common stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of our authorized shares of common stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our board of directors believes that these risks are outweighed by the anticipated benefits of reducing the number of our authorized shares of common stock.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on this proposal is required for the approval of the Proposed COI Amendment. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.
Our Board of Directors May Abandon the Proposed COI Amendment
The General Corporation Law of the State of Delaware permits a board of directors to abandon an amendment to a certificate of incorporation, notwithstanding the approval of same by the stockholders, at any time before the effectiveness of the filing of such amendment to the certificate of incorporation with the Secretary of State of the State of Delaware, if so provided in the resolution authorizing such amendment. Your approval of the Proposed COI Amendment set forth in this Proposal No. 3 will permit our board of directors to, at any time prior to the effectiveness of the filing of the Proposed COI Amendment with the Secretary of State of the State of Delaware, and notwithstanding the approval of such Proposed COI Amendment by the stockholders of the Company, abandon such amendment without further action by our stockholders.
Effectiveness of the Proposed COI Amendment
If the vote of our stockholders required to approve the Proposed COI Amendment set forth in this Proposal No. 3 is obtained, and our board of directors does not abandon the Proposed COI Amendment, we will file the Proposed COI Amendment with the Secretary of State of the State of Delaware at such time as our board of directors determines in its sole discretion. If the vote of our stockholders required to approve the Proposed COI Amendment set forth in this Proposal No. 3 is not obtained, the Proposed COI Amendment will not become effective and the number of our authorized shares of common stock will remain at 500,000,000 shares of common stock.
The Board of Directors deems Proposal No. 3 “Approval of an Amendment to Our Certificate of Incorporation to Decrease the Number of Our Authorized Shares of Common Stock to 200,000,000” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has appointed Marcum LLP (“Marcum,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending September 30, 2020. Marcum has been our independent registered public accounting firm since it was appointed on June 23, 2014 to audit our consolidated financial statements for the fiscal year ended September 30, 2014. Since that date, Marcum has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Marcum LLP are expected to be present at the Annual Meeting, in person or telephonically, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in our and our stockholders’ best interests. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.
Audit and Other Fees
The following table sets forth fees billed to us by our current independent auditors during the fiscal years ended September 30, 2019 and 2018 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.
Marcum LLP
	Fiscal year ended September 30, 2019	Fiscal year ended September 30, 2018
(i) Audit Fees	$251,835	$192,955
(ii) Audit Related Fees	—	—
(iii) Tax Fees	17,000	29,244
(iv) All Other Fees	—	—
Total Fees	$268,835	$222,199
Audit Fees — Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including registration statements.
Audit Related Fees — Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” such as accounting consultation and audits in connection with acquisitions.
Tax Fees — Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
All Other Fees — Consists of fees for products and services other than the services reported above.
The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has determined that independence has been maintained.

Audit Committee Report
The audit committee of the Board of Directors (the “audit committee”) operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance — Board of Directors Structure and Committee Composition — Audit Committee.”
The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Marcum was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ending September 30, 2019 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.
The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended September 30, 2019 with management. The audit committee discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The audit committee considered any fees paid to Marcum for the provision of non-audit related services and does not believe that these fees compromised Marcum’s independence in performing the audit.
Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 for filing with the SEC.
THE AUDIT COMMITTEE
John Bitzer, III (Chairperson)
Joseph Ceccoli
Yacov Shamash
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2020. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending September 30, 2020 is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the ratification of Marcum as our auditors for the fiscal year ending September 30, 2020. If no instructions are indicated on such proxy, the shares will be voted “FOR” the ratification of Marcum as our auditors for the fiscal year ending September 30, 2020.
The Board of Directors deems Proposal No. 4 “Ratification of Appointment of Independent Registered Accounting Firm” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 5
ADJOURNMENT
We are asking you to vote to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the Proposals Nos. 1 – 4 at the time of the Annual Meeting or if we do not have a quorum.
If our stockholders approve this Proposal No. 5, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the Proposals Nos. 1 – 4. Among other things, approval of this Proposal No. 5 could mean that, even if we had received proxies representing a sufficient number of votes against approval of any of the Proposals Nos. 1 – 4 such that the proposal to approve any such proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present.
Our Board of Directors believes that it is in the best interests of our company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of any of the Proposals Nos. 1 – 4 if there are insufficient votes to approve any such proposals at the time of the Annual Meeting or in the absence of a quorum.
Vote Required
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of one or more adjournments of the Annual Meeting to a later date or dates. Abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. The approval of one or more adjournments of the Annual Meeting to a later date or dates is a discretionary item. Brokers, banks, and other nominees that do not receive voting instructions from beneficial owners of our common stock may generally vote on this proposal in their discretion. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the approval of one or more adjournments of the Annual Meeting to a later date or dates. If no instructions are indicated on such proxy, the shares will be voted “FOR” the approval of one or more adjournments of the Annual Meeting to a later date or dates.
The Board of Directors deems Proposal No. 5 “Adjournment” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

MANAGEMENT AND CORPORATE GOVERNANCE
Information Regarding the Board of Directors
Members
Our Board of Directors currently consists of eight members: James A. Hayward, John Bitzer, III, Robert B. Catell, Joseph D. Ceccoli, Scott L. Anchin, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Ferguson. Our Board of Directors has nominated the eight incumbent directors for re-election at the Annual Meeting. Please see “Proposal No. 1 — Election of Directors” for the names, ages and business experience of each of the Company’s director nominees for election at the Annual Meeting.
Director Independence
The Board of Directors has determined that currently and at all times during the fiscal year ended September 30, 2019, each of our directors other than Dr. Hayward — consisting of John Bitzer, III, Robert B. Catell, Joseph D. Ceccoli, Scott L. Anchin (and Charles S. Ryan whose vacancy was filled by Mr. Anchin after his resignation on November 7, 2019), Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Ferguson — are and were “independent” as defined by the listing standards of Nasdaq, constituting a majority of independent directors on our Board of Directors as required by the rules of Nasdaq. The Board of Directors considers in its evaluation of independence whether any director has a relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities of a director.
Board of Directors Leadership Structure and Role in Risk Oversight
Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that Dr. Hayward’s dual role as both Chairman of the Board of Directors and Chief Executive Officer serves the best interests of both us and our stockholders. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Dr. Hayward possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the time and attention of the Board of Directors are focused on the most critical matters. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board of Directors, helping both to act with a common purpose.
The Board of Directors appreciates that the advantages gained by having a single Chairman and Chief Executive Officer must be viewed in light of potential independence concerns. The Board of Directors considers, however, that we have adequate safeguards in place to address those concerns, including, for example, our Board of Directors consisting of a supermajority of independent directors. In addition, our audit, compensation and nominating committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive management, the selection and evaluation of directors, and the development and implementation of corporate governance policies, each consist entirely of independent directors.
Our risk management program is overseen by our Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board of Directors committee or the full Board of Directors for oversight. For example, strategic risks are referred to the full Board of Directors while financial risks are referred to the audit committee. The Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Also, the compensation committee periodically reviews the most important risks to our business to ensure that compensation programs do not encourage excessive risk-taking and promote our goals and objectives.

Board of Directors Structure and Committee Composition
In June 2008, our Board of Directors established a standing compensation committee (the “compensation committee”) and in September 2011, our Board of Directors established an audit committee and a nominating committee (the “nominating committee”). Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on our web site at www.adnas.com/adnas_home/investors/ or by writing to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC.
During fiscal 2019, the Board of Directors held twelve formal meetings (including regularly scheduled and special meetings) and acted by unanimous written consent seven times. During fiscal 2019, each director attended at least 75% of all meetings of the Board of Directors during the time such director was a member of the Board of Directors and of all meetings of the committee or committees on which he served, with the exception of Mr. Bitzer. Directors are strongly encouraged to attend our annual meetings of stockholders. All directors then serving on the Board of Directors attended the Company’s annual meeting of stockholders held in 2019, with the exception of Mr. Bitzer, Mr. Simon and Ms. Schmalz Ferguson.
The membership of each of the audit committee, the compensation committee, and the nominating committee is composed, and was composed during the fiscal year ended September 30, 2019, entirely of independent directors. In addition, the members of the audit committee meet the heightened standards of independence for audit committee members required by SEC rules and Nasdaq rules. The committee membership and the responsibilities of each of the committees during the fiscal year ended September 30, 2019 are described below.
Name	Audit	Compensation	Nominating
James A. Hayward	—	—	—
John Bitzer, III(I)
Robert B. Catell(I)	—	—	—
Joseph D. Ceccoli(I)			—
Sanford R. Simon(I)	—	—
Yacov A. Shamash(I)
Elizabeth M. Schmalz Ferguson(I)	—	—	—
Scott L. Anchin

Chairperson

Member

(I)
Independent director

Audit Committee
Messrs. Bitzer (Chairperson), Ceccoli (who filled the vacancy in the audit committee after the resignation of Charles Ryan as a director on November 7, 2019) and Shamash served during the fiscal year ended September 30, 2019, and currently continue to serve, on the audit committee. The Board of Directors has determined that each member of the audit committee is independent within the meaning of the director independence standards of the company and Nasdaq as well as the heightened director independence standards of the SEC for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the audit committee is financially sophisticated and is able to read and understand consolidated financial statements and that Mr. Bitzer is an “audit committee financial expert” as defined in the Exchange Act. During fiscal 2019, the audit committee held four formal meetings.

The composition and responsibilities of the audit committee and the attributes of its members, as reflected in the charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee charter will be reviewed, and amended if necessary, on an annual basis.
The audit committee assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and the disclosure and financial reporting process, our system of internal controls, our internal audit function, the qualifications, independence and performance of our independent registered public accounting firm, compliance with our code of ethics and legal and regulatory requirements. The audit committee has the sole authority to appoint, retain, terminate, compensate and oversee the work of the independent registered public accounting firm, as well as to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm.
Compensation Committee
Messrs. Bitzer, Ceccoli, and Shamash (Chairperson) served on the compensation committee during the fiscal year ended September 30, 2019. The compensation committee reviews and approves salaries and bonuses for all officers, reviews and approves directors’ compensation, administers options outstanding under our stock incentive plan, provides advice and carries out the responsibilities required by SEC rules. The compensation committee believes that its processes and oversight should be directed toward attracting, retaining and motivating employees and non-employee directors to promote and advance our interests and strategic goals. As requested by the compensation committee, the Chief Executive Officer will provide information and may participate in discussions regarding compensation for other executive officers. The compensation committee does not utilize outside compensation consultants but considers other general industry information and trends if available. During fiscal 2019, the compensation committee held one formal meetings.
Nominating Committee
Messrs. Shamash (Chairperson), Bitzer and Simon served during the fiscal year ended September 30, 2019, and currently continue to serve, on the nominating committee. The Board of Directors has determined that each member of the nominating committee is independent within the meaning of the director independence standards of the Company, Nasdaq and the SEC. The nominating committee did not hold any formal meetings during fiscal 2019.
The nominating committee is responsible for, among other things: reviewing Board of Directors composition, procedures and committees, and making recommendations on these matters to the Board of Directors; and reviewing, soliciting and making recommendations to the Board of Directors and stockholders with respect to candidates for election to the Board of Directors.
Process for Identifying and Evaluating Nominees for the Board of Directors
Director Qualifications.   The nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.
Identifying Nominees.   The nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).
Stockholder Candidates.   The nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our bylaws permit stockholders to nominate candidates and one of the duties set forth in the nominating committee charter is to consider director candidates submitted by stockholders in accordance with our bylaws. The nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our bylaws and the procedures described under “Stockholder Proposals and Nominations” below.
Review of Director Nominees.   The nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.
Stockholder Proposals and Nominations.   In order for a stockholder to nominate a person for election as a director at the 2020 Annual Meeting of stockholders, you must provide written notice to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire (after such form has been provided by the Company), representation and agreement. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.
Stockholder Communications with the Board of Directors
Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.
Code of Ethics
Our Board of Directors adopted a “code of ethics” as defined by regulations promulgated under the Securities Act and the Exchange Act (our “Code of Business Conduct and Ethics”) that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is designed to codify the ethical standards that we believe are reasonably designed to deter wrong-doing and promote honest and ethical conduct.
We have established procedures to ensure that suspected violations of the Code of Business Conduct and Ethics may be reported anonymously. A current copy of our Code of Business Conduct and Ethics is available on our website at www.adnas.com/adnas_home/investors/. A copy may also be obtained, free of charge, from us upon a request directed to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Business Conduct and Ethics granted to directors and officers by posting such information on our website available at www.adnas.com and/or in our public filings with the SEC.
Executive Officers
Our current executive officers, and their ages and positions as of July 20, 2020, are set forth below.
Dr. James A. Hayward, age 67, has been our Chief Executive Officer since March 17, 2006 and our President and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer since October 5, 2005. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles. Following this, Dr. Hayward was Head of Product Development for the Estee Lauder companies for five years. In 1990 he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human gene products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. Dr. Hayward also serves on the board of directors for the Regents Council, Softheon Corporation and NeoMatrix Formulations, Inc.
Beth Jantzen, age 43, appointed as our Chief Financial Officer, effective February 15, 2015. Ms. Jantzen has held the position of Controller since May 2013. Prior to joining the Company, Ms. Jantzen was a senior manager at Marcum LLP, our independent registered accounting firm from January 2000 until June 23, 2014, where she managed multiple engagements and specialized in SEC policies, practices and procedures, including Sarbanes-Oxley compliance. Ms. Jantzen holds a B.S. in Accounting from the State University of New York at Binghamton and is also a Certified Public Accountant (CPA).
Ms. Judith Murrah, age 62, has been our Chief Information Officer since June 1, 2013 and our Secretary since December 22, 2017. Ms. Murrah is responsible for information technology strategy and implementation with responsibilities in company operations. Ms. Murrah was previously the Senior Director of Information Technology at Motorola Solutions, which had acquired her former firm, Symbol Technologies. Her role at Motorola Solutions included overseeing global IT program management office, financial and supplier operations and quality assurance. At Symbol, Ms. Murrah held leadership positions in product line management, global account sales, corporate and marketing communications and IT. Ms. Murrah holds an MBA from Harvard Business School, and a B.S. in Industrial Engineering from the University of Rhode Island. She is an author on fourteen U.S. patents. Ms. Murrah is co-founder and President of non-profit ConnectToTech, a recognized leader in engaging students in science, technology, engineering and math disciplines and serves on the Middle Country Library Foundation Board. Ms. Murrah was named to 2005 and 2006 Top 50 Women of Long Island and received the inaugural 2001 Diamond Award for Long Island Women Leaders in Technology.
Our executive officers are elected by, and serve at the discretion of, our Board of Directors. There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

EXECUTIVE COMPENSATION
Compensation Overview
Our compensation approach is necessarily tied to our stage of development as a company. We have historically been principally devoted to developing DNA embedded biotechnology security solutions, but have more recently also supplied DNA for use in in vitro medical diagnostics, preclinical biotechnology and preclinical drug and biologic development and manufacturing markets. We also have undertaken preliminary steps towards the development of drugs and biologics. We have necessarily limited the establishment of extensive administrative and operating infrastructure, and a formal executive compensation policy has not been established. We have a compensation committee of the Board of Directors that is responsible for all compensation matters of our directors and executive officers. The compensation of all our named executive officers, which consists of our three executive officers, is approved by our compensation committee, which in turn reviewed the recommendation of our Chief Executive Officer (except with respect to his own compensation). As discussed below, the recommendation of our Chief Executive Officer is largely discretionary, based on his subjective assessment of the particular executive. As we continue to grow, we expect that the specific direction, emphasis and components of our executive compensation program will continue to evolve. The compensation committee has overall responsibility for approving and evaluating our executive officers’ compensation plans, policies and programs. Our compensation program is designed to employ best practices in executive compensation and consider all relevant regulatory guidance regarding sound incentive compensation policies. The remainder of this section provides a general summary of our compensation policies and procedures.
Our Executive Compensation Philosophy and Objectives
General
The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, we attempt to tailor an executive’s compensation to (1) retain and motivate the executive, (2) reward him or her upon the achievement of Company-wide, and individual performance, and (3) align the executive’s interest with the creation of long-term stockholder value, without encouraging excessive risk taking. To that end, and within the context of the stage of our Company, we have historically compensated our named executive officers through a mix of base salary, equity-based incentives, and cash bonuses.
Our business model is based on our ability to establish long-term relationships with clients and to maintain our strong mission, client focus, entrepreneurial spirit and team orientation. We have sought to create an executive compensation package that balances short-term versus long-term components when considering cash bonuses and employee equity awards, in ways we believe are most appropriate to motivate senior management and reward them for achieving the following goals:
•
Develop a culture that embodies a commitment for our business, creative contribution and a drive to achieve established goals and performance objectives;

•
Provide leadership to the organization in such a way as to maximize the results of our business operations;

•
Lead us by demonstrating forward thinking in the operation, development and expansion of our business;

•
Effectively manage organizational resources to derive the greatest value possible from each dollar invested; and

•
Take strategic advantage of the market opportunity to expand and grow our business and revenues.

We believe that having a compensation program designed to align executive officers to meet our business objectives and to reinforce excellent performance and accountability is the cornerstone to successfully implement and achieve our strategic plan. In determining the compensation of our executive officers, we are guided by the following key principles:
•
Competition.   Compensation should reflect the competitive marketplace, so we can retain, attract and motivate talented executives.

•
Accountability for Business Performance.   Compensation should be tied to financial performance, so that executives are held accountable through their compensation for contributions to the performance of our company as a whole as well as their performance of the business unit for which they are responsible.

•
Accountability for Individual Performance.   Compensation should be tied to the individual’s performance to encourage and reflect individual contributions to our company’s performance. We consider individual performance as well as performance of the business and responsibility areas that an individual oversees, and weigh these factors as appropriate in assessing a particular individual’s performance.

•
Alignment with Stockholder Interests.   Compensation should be tied to our financial performance through equity awards to align executives’ interests with those of our stockholders.

Our executive compensation structure not only aims to be competitive in our industry, but also to be fair relative to compensation paid to other professionals within our organization, relative to our short-term and long-term performance and relative to the value we deliver to our stockholders. We seek to maintain a performance-oriented culture and a compensation approach that rewards our executive officers when we achieve our goals and objectives, while putting at risk an appropriate portion of their compensation against the possibility that our goals and objectives may not be achieved.
The Chief Executive Officer is the only named executive officer with an employment agreement. In addition, there are no change in control, severance or noncompetition agreements with any other named executive officer, nor are we otherwise obligated to pay any named executive officers any amounts if there is a change in control of the Company or if such executive’s employment with us terminates, except for the Chief Executive Officer, as described below in the section entitled “— Employment Agreement with Dr. James A. Hayward.”
Determination of Executive Compensation Awards
The compensation committee establishes and monitors the basic philosophy governing the compensation of the Chief Executive Officer. On an annual basis, the compensation committee reviews the compensation of the Chief Executive Officer including incentive compensation plans and equity-based plans. Compensation decisions for all of our other executive officers are also approved by our compensation committee, after reviewing the recommendations of our Chief Executive Officer. We have traditionally placed significant emphasis on the recommendations of our Chief Executive Officer with respect to the determination of executive compensation (other than his own), in particular with respect to the determination of base salary, cash incentive and equity incentive awards, and typically followed such recommendations as presented by our Chief Executive Officer. However, the compensation committee in reviewing such recommendations is free to make decisions that are contrary to the Chief Executive Officer’s recommendations. The compensation committee’s composition and oversight of our executive compensation program is described in more detail above in the section entitled “—  Compensation Committee.”
For purposes of determining our executive officer compensation in the fiscal year ended September 30, 2019 and in prior fiscal years, we considered the following factors: our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities; the roles and responsibilities of our executives; the individual experience and skills of, and expected contributions from, our executives; the amounts of compensation being paid to our other executives; our executives’ historical compensation at our Company; an assessment of the professional effectiveness and capabilities of the executive officer; and the performance of the executive officer against the corporate and other scorecards used to determine incentive compensation. While we have not used any formula or formal benchmarking to determine compensation based on these factors, we have placed the most emphasis in determining compensation on our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities and the subjective assessment of the professional effectiveness and capabilities of the executive officer. Our understanding of the amount of compensation generally paid by similarly situated companies was based on our compensation committee’s and our Chief Executive Officer’s own business judgment and collective experience in such matters.
Base Salary
Our compensation committee sets the Chief Executive Officer’s base salary annually in accordance with the terms of his employment agreement (provided that unless otherwise consented to by the Chief Executive Officer, any change by the compensation committee may increase, but not decrease, the Chief Executive Officer’s annual rate of base salary). As of September 4, 2019, Dr. Hayward voluntarily reduced his salary from the then-current rate of $250,000 to $50,000. Dr. Hayward’s salary was subsequently increased to $150,000 during December 2019. For more information, see “— Changes to Compensation of Executive Officers “ and “Employment Agreement with Dr. James A. Hayward.” The base salary for each of the other named executive officers is reviewed annually by the Chief Executive Officer and any adjustments recommended by him are subject to the review and approval by the compensation committee. As of December 3, 2019, the salaries of Mses. Jantzen and Murrah were each increased from $240,000 to $250,000. Adjustments to base salary are based upon a review of a variety of factors, including the following:
•
individual and Company performance, measured against quantitative and qualitative goals, such as our growth, revenue, profitability and other matters;

•
duties and responsibilities as well as the executive’s experience; and

•
the types and amount of each element of compensation to be paid to the named executive officer.

The current base salaries for our named executive officers are as follows:
Dr. James A. Hayward	$150,000
Beth M. Jantzen	$250,000
Judith Murrah	$250,000
Cash Bonuses
The Chief Executive Officer is paid cash bonuses in accordance with the terms of his employment agreement as well as based on the discretion of the compensation committee. We pay discretionary cash bonuses to our other named executive officers, which are recommended by the Chief Executive Officer, although the final determination of such bonuses are made by the compensation committee. The cash bonuses, if any, which are determined after the end of each fiscal year and may be paid annually, are intended to recognize and reward those named executive officers who have contributed meaningfully to our performance for the prior year. Both personal and the Company’s performance are factors that the compensation committee and Chief Executive Officer typically consider in deciding whether to award a cash bonus to a named executive officer and the amount of such bonus. No cash bonuses were paid to executive officers for the fiscal year ended September 30, 2019 due to the performance of the Company.
Long-term Stock-Based Compensation
Our long-term compensation program has historically consisted solely of stock options. Option grants made to executive officers are designed to provide them with an incentive to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders. Through possession of stock options, our executives participate in the long-term results of their efforts, whether by appreciation of our Company’s value or the impact of business setbacks, either Company-specific or industry-based. Additionally, stock options provide a means of ensuring the retention of our executive officers, in that they are in most cases subject to vesting over an extended period of time.

Stock options provide executives with a significant and long-term interest in our success. By only rewarding the creation of stockholder value, we believe stock options provide our executive officers with an effective risk and reward profile. Although it is our current practice to use stock options as our sole form of long-term incentive compensation, the compensation committee reviews this practice on an annual basis in light of our overall business strategy, existing market-competitive best practices and other factors.
Stock options are granted periodically and are subject to vesting based on the executive’s continued employment. Historically we have granted our executive officers a combination of stock options that vest over a period of time and stock options that are immediately exercisable.
Stock options are granted to our executive officers in amounts determined by the compensation committee in its discretion. Stock grants have not been formula-based, but instead have historically been granted taking into account a mixture of the following qualitative factors: the executive’s level of responsibility; the competitive market for the executive’s position; the executive’s potential contribution to our growth; and the subjective assessment of the professional effectiveness and capabilities of these executives.
During the fiscal year ended September 30, 2019, no new option grants were made to our named executive officers. However, the terms of certain options previously granted to the named executive officers were extended by an additional five years. The options originally had five year terms, and now have ten year terms. The exercise prices of these awards ranged from $205.20 to $326.40.
Benefits
We provide the following benefits to our executive officers on the same basis as the benefits provided to all employees:
•
health and dental insurance;

•
life insurance;

•
short-and long-term disability; and

•
401(k) Plan (currently there is no employer matching)

These benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
Changes to Compensation of Executive Officers
Effective March 15, 2018, the compensation committee approved a bonus of  $121,125 that would be payable to Dr. Hayward if and when the Company reaches $3,000,000 in revenues for two consecutive quarters or $12,000,000 in revenues for a fiscal year (the “Revenue Goals”), provided that Dr. Hayward is still employed by the Company on such date (the “Revenue Bonus”). Effective May 2, 2018, the compensation committee increased the amount of the Revenue Bonus to $403,623. The revenue targets underlying the Revenue Bonus have not yet been achieved. The Revenue Bonus has no expiration date and may be earned at any time during Dr. Hayward’s employment if the Revenue Goals are achieved.
In addition, effective December 27, 2018, the compensation committee approved an annual bonus opportunity of  $150,000 for the calendar year ended December 31, 2019, that would be payable to Dr. Hayward if the Revenue Goals were achieved during such calendar year. The Company’s revenue during the calendar year ended December 31, 2019 did not exceed the applicable revenue targets and therefore no annual bonus was payable to Dr. Hayward for the 2019 calendar year Effective December 11, 2019, the compensation committee approved a bonus opportunity of $200,000 for the calendar year ended December 31, 2020 that would be payable to Dr. Hayward under the same terms as described in the preceding paragraph.

Summary Compensation Table
The following table sets forth the compensation of our named executive officers for the fiscal years ended September 30, 2019 and 2018.
	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James A. Hayward	2019	232,692	—	—	125,693	16,615	375,000
Chairman, President and CEO	2018	250,000	—	—	213,327	18,000	481,327
Beth M. Jantzen	2019	221,538	—	—	1,456	—	222,994
CFO	2018	221,538	—	—	85,330	—	306,868
Judith Murrah	2019	221,538	—		2,419	—	223,957
CIO	2018	240,000	—		127,996	—	367,996

(1)
For 2019, represents the incremental fair value computed in accordance with FASB ASC Topic 718 of the extension of previously granted options. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for the fiscal year ended September 30, 2019 filed with the SEC on December 12, 2019 under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Based Compensation.”

(2)
Represents reimbursement payments to Dr. Hayward for costs associated with an automobile used by Dr. Hayward.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information concerning outstanding equity awards as of September 30, 2019 held by the named executive officers.
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James A. Hayward	4,166	—	144.00	6/30/2020
	16,666	—	140.40	7/11/2021
	20,833	—	232.80	10/17/2023
	4,375	—	114.40	12/21/2024
	937	313(1)	119.60	12/21/2025
	3,750	—	82.00	12/20/2026
	6,250	—	47.60	08/29/2028
Beth M. Jantzen	104	—	205.20	10/14/2023
	104	—	278.40	11/28/2023
	104	—	326.40	12/09/2023
	1,000	—	114.40	12/21/2024
	750	—	138.00	2/14/2025
	937	313(1)	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	2,500	—	47.60	08/29/2028

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Judith Murrah	833	—	280.80	12/01/2023
	1,875	—	114.40	12/21/2024
	104	—	326.40	12/09/2023
	937	313(1)	119.60	12/21/2025
	1,500	—	82.00	12/20/2026
	3,750	—	47.60	08/29/2028

(1)
This represents the fourth and final installment of options which vested in equal installments on each of the first four anniversaries of the December 21, 2015 date of grant.

Employment Agreement with Dr. James A. Hayward
The following is a discussion of our employment agreement with Dr. Hayward as of September 30, 2019 and, where indicated, compensation actions prior to such date.
On July 28, 2016, an employment agreement was entered into with Dr. Hayward, effective July 1, 2016. The employment agreement provides that Dr. Hayward will be the Company’s CEO and will continue to serve on the Board of Directors. The initial term was from July 1, 2016 through June 30, 2017, with automatic one-year renewal periods. As of June 30, 2019, the employment agreement renewed for an additional year. Under the employment agreement, Dr. Hayward will be eligible for a special cash incentive bonus of up to $800,000, $300,000 of which is payable if and when annual revenue reaches $8 million and $100,000 of which would be payable for each $2 million of annual revenue in excess of $8 million, provided Dr. Hayward is still employed by the Company on such date(s). This bonus is separate from and in addition to the Revenue Bonus described above. Pursuant to the employment agreement, Dr. Hayward’s initial annual salary was $400,000, although as discussed above, his salary has since been reduced. The employment agreement also provides for the following limited perquisites: an automobile allowance of up to $1,500 per month, a gas allowance, the use of an outside driver for up to twenty hours per week, a gym membership and an airline club membership.
The Board of Directors, acting in its discretion, may grant annual bonuses to Dr. Hayward. Dr. Hayward will be eligible to participate in retirement, welfare and incentive plans available to the Company’s other employees.
The agreement with Dr. Hayward also provides that if he is terminated by the Company without cause or if Dr. Hayward terminates his employment for good reason, then, in addition to earned and unpaid salary, bonus and benefits, and subject to the delivery of a general release and continuing compliance with restrictive covenants, Dr. Hayward will be entitled to receive a pro rata portion (based on the number of days elapsed from the beginning of the Company’s fiscal year) of the greater of (X) the annual bonus he would have received if employment had continued through the end of the year of termination or (Y) the prior year’s bonus; installment payments for two years following termination in an aggregate amount equal to the greater of (i) 2.99 times Dr. Hayward’s base salary or (ii) two times the sum of (A) Dr. Hayward’s base salary and (B) Dr. Hayward’s prior year’s bonus (or, if greater, Dr. Hayward’s target bonus for the year of termination); Company-paid COBRA continuation coverage for 18 months post-termination; continuing life insurance benefits (if any) for two years; and extended exercisability of outstanding vested options (for three years from termination date or, if earlier, the expiration of the fixed option term). Upon termination due to death or disability, Dr. Hayward will generally be entitled to receive the same payments and benefits he would have received if his employment had been terminated by the Company without cause, other than the installment payments.

If termination of employment by the Company without cause or by Dr. Hayward for good reason occurs within six months before or two years after a change in control of the Company (as defined in the employment agreement), then, the severance payments that would otherwise have been paid in installments will be paid in a lump sum. Further, unless assumed or continued by the acquiror, all of Dr. Hayward’s outstanding options and other equity incentive awards will become fully vested upon the occurrence of a change in control of the Company (whether or not his employment is terminated in connection with such change in control). The exercisability period of outstanding options would be extended until three years following the change in control (or if later, termination), or the earlier expiration of the fixed option term.
Dr. Hayward is subject to standard restrictive covenants, including a two year post-employment non-compete and non-solicit of employees or customers.
Director Compensation: Fiscal 2019
During the fiscal year ended September 30, 2019, we did not provide any cash compensation to our non-employee directors for their service on our Board of Directors. On December 14, 2015, the Board of Directors approved the recommendation from the compensation committee that each of the non-employee directors shall annually receive, for as long as they are a member of the Board of Directors, a stock option with a 10-year term to purchase a number of shares of common stock having a fair value of $75,000 as determined using the Black Scholes value, or as determined by the compensation committee, eligible to vest in full on the first anniversary of the date of grant, subject to continued board membership through such date. Our Board of Directors, upon recommendation from the compensation committee, may also grant additional stock options to purchase shares of our common stock to certain non-employee directors from time to time. In 2019, many of our non-employee directors received additional stock options with a fair value of $10,000 in recognition of their committee service or other additional time spent in fulfillment of their duties on the Board of Directors.
	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Sanford R. Simon(2)	—	—	85,000	—	85,000
Yacov A. Shamash(2)	—	—	85,000	—	85,000
John Bitzer, III(1)	—	—	75,000	—	75,000
Joseph D. Ceccoli(2)	—	—	85,000	—	85,000
Charles S. Ryan(1)	—	—	75,000	—	75,000
Robert C. Catell(2)	—	—	85,000	—	85,000
Elizabeth M. Schmalz Ferguson(2)	—	—	85,000	—	85,000

(1)
An option to purchase 4,386 shares of our common stock was granted to each of Messrs. Bitzer and Ryan on May 17, 2019 at an exercise price of $22.40 per share.

(2)
An option to purchase 4,970 shares of our common stock was granted to each of Messrs. Catell, Ceccoli, Simon and Shamash and Ms. Schmalz Ferguson on May 17, 2019, at an exercise price of $22.40 per share.

(3)
The amounts represent the grant date fair value calculated in accordance with ASC 718 based on the Black Scholes value of the options on the grant date. Information concerning these amounts and the assumptions used to calculate these amounts are set forth in our Form 10-K for the fiscal year ended September 30, 2019 filed with the SEC on December 12, 2019 under the caption “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Equity Based Compensation.” As of September 30, 2019, Messrs. Simon, Shamash, Bitzer, Ceccoli, Catell, and Ryan and Ms. Schmalz Ferguson had total outstanding option awards (including warrants) of 10,203, 11,415, 9,715, 9,669, 8,791, 9,715, and 7,767 shares of our common stock, respectively.

On November 7, 2019, Mr. Ryan resigned from his position as a director of the Board of Directors and Scott L. Anchin was appointed as a director of the Board of Directors on the same date. In connection with Mr. Anchin’s appointment to the Board of Directors, we entered into a consulting agreement on December 12, 2019 with Meadow Hill Place, LLC (“Meadow Hill”), a wholly-owned company of Mr. Anchin’s, whereby Meadow Hill agreed to provide certain advisory services to us. The agreement expired on June 12, 2020. The agreement provided for compensation in the form of both cash and equity. Meadow Hill received $25,000 for the first month of the term, and $20,000 for each of the second through sixth months of the term. In addition, in satisfaction of the equity compensation portion of the consulting agreement, (i) we granted an option to purchase 20,834 shares of our common stock to Mr. Anchin on December 12, 2019 at an exercise price equal to $4.26 per share, which vested on June 12, 2020, and (ii) we granted an option to purchase 20,786 shares of our common stock to Mr. Anchin on January 2, 2020, which vested with respect to 9,121 shares on June 12, 2020, with the remainder forfeited prior to becoming vested upon the expiration of the consulting agreement on June 12, 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Delabarta
John Bitzer, III, one of our directors, is President and Chief Executive Officer of ABARTA, a private, third- and fourth-generation family holding-company, which owns Delabarta. On June 23, 2014, Delabarta purchased 7,275 shares of our common stock at a purchase price of  $6.87 per share for gross proceeds of $50,000 in a private placement transaction. Delabarta also received 7,275 warrants to purchase shares of our common stock as part of this private placement transaction. In connection with the investment in the Company by Delabarta during July 2011, we agreed to use best efforts to nominate its designee, Mr. Bitzer, to the Board of Directors and elect Mr. Bitzer as a director within 30 days of the closing and to nominate and include Mr. Bitzer on the slate of nominees for the Board of Directors for election by stockholders at the annual meetings of stockholders for so long as Delabarta owns at least 2% of the outstanding shares of common stock. As of the Record Date, Delabarta owned less than 1% of the outstanding shares of the Company’s common stock.
Other Relationships
On August 31, 2018, we entered into a securities purchase agreement with certain investors, including Delabarta and William Montgomery, who subsequently became a 5% or greater stockholder, and certain of our officers and directors, pursuant to which we issued and sold an aggregate of  $1.65 million in principal amount of secured convertible notes (the “Notes”) bearing interest at a rate of 6% per annum to persons in the amounts listed below. As of September 30, 2019, such Notes were repaid in full.
Name	Amount ($)
James A. Hayward Chief Executive Officer, President and Chairman of the Board of Directors	1,000,000
Yacov A. Shamash, Director	25,000
Delabarta, Affiliate of Director Mr. Bitzer	100,000
Robert B. Catell, Director	25,000
William Montgomery, 5% or greater stockholder	200,000
Judith Murrah, Chief Information Officer	25,000
Elizabeth Schmalz Ferguson, Director	10,000
On November 29, 2018, we entered into a securities purchase agreement (“Purchase Agreement”), pursuant to which we issued and sold an aggregate of  $550,000 in principal amount of additional Notes. Dr. Hayward, our chairman, president and chief executive officer, purchased $500,000 in principal amount of the Notes. As of July 20, 2020, such Notes have been repaid in full.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the shares of our common stock beneficially owned as of July 20, 2020, (i) by each person who is known to us to beneficially own 5% or more of the outstanding common stock, (ii) by each of the executive officers named in the table under “Executive Compensation” and by each of our directors and (iii) by all executive officers and directors as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790.
Name and Address of Beneficial Owner	Title of Class	Number of Shares Owned(1)	Percentage of Class(2)
Executive Officers and Directors:
James A. Hayward	Common Stock	194,279(3)	3.78%
Yacov A. Shamash	Common Stock	13,007(4)(16)	*
John Bitzer, III	Common Stock	44,955(5)(6)(17)	0.88%
Robert C. Catell	Common Stock	10,734(10)(16)	*
Joseph D. Ceccoli	Common Stock	10,241(7)(16)	*
Beth M. Jantzen	Common Stock	14,354(11)	*
Judith Murrah	Common Stock	18,828 (12)	*
Scott L. Anchin	Common Stock	21,036 (15)	*
Sanford R. Simon	Common Stock	10,280 (8)(16)	*
Elizabeth Schmalz Ferguson	Common Stock	8,544 (13)(16)	*
All directors and officers as a group (10 persons)	Common Stock	346,258(9)	6.60%
5% Stockholder:
Bruce Grossman	Common Stock	354,400 (14)	7.04%

*
indicates less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”).

(2)
Based upon 5,078,197 shares of common stock outstanding as of July 20, 2020. Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are beneficially held by such person (but not those held by any other person) have been exercised and converted.

(3)
Includes 60,093 shares underlying currently exercisable options and warrants.

(4)
Includes 11,442 shares underlying currently exercisable options and warrants.

(5)
Includes 9,720 shares underlying currently exercisable options and warrants.

(6)
Includes 34,563 shares of common stock owned by Delabarta, a wholly-owned subsidiary of ABARTA. Mr. Bitzer is the former President and a member of the board of directors of each of Delabarta and ABARTA. Mr. Bitzer disclaims beneficial ownership of the shares held by Delabarta except to the extent of his pecuniary interest therein.

(7)
Includes 9,672 shares underlying currently exercisable options.

(8)
Includes 10,208 shares underlying currently exercisable options.

(9)
Includes 173,193 shares underlying currently exercisable options and warrants.

(10)
Includes 8,794 shares underlying currently exercisable options.

(11)
Includes 14,282 shares underlying currently exercisable options.

(12)
Includes 16,281 shares underlying currently exercisable options.

(13)
Includes 7,768 shares underlying currently exercisable options.

(14)
This information is based on a Form 13GA filed with the SEC on February 6, 2020 by Bruce Grossman. Bruce Grossman reported sole and shared voting and sole and shared dispositive power of 354,400 shares of common stock. The address of Bruce Grossman is c/o Dillon Hill Capital LLC, 200 Business Park Drive, Suite 306, Armonk, NY 10504.

(15)
Includes 20,786 shares underlying currently exercisable options.

(16)
Excludes 13,606 shares underlying options for Ms. Schmalz Ferguson, Messrs. Shamash, Ceccoli, Simon and Catell that were granted on May 22, 2020 and vest in full on May 22, 2021.

(17)
Excludes 12,598 shares underlying options for Mr. Bitzer that were granted on May 22, 2020 and vest in full on May 22, 2021.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2021 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary at the address below no earlier than April 9, 2021 and no later than May 8, 2021. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2021 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than April 9, 2021 and not later than May 8, 2021. However, if our 2022 annual meeting of stockholders is held more than 30 days before or more than 60 days after September 16, 2021, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2021 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, representation and agreement. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2019, as amended, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer
Stony Brook, New York
August 7, 2020

APPENDIX A
2020 INCENTIVE STOCK PLAN
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
Section 1.   Purpose; Definitions. The purposes of the Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Applied DNA Sciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:
(a)   “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(b)   “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(c)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.
(d)   “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(e)   “Board” means the Board of Directors of the Company, as constituted from time to time.
(f)   “Cash or Other Stock Based Award” means an award that is granted under Section 10.
(g)   “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.
(h)   “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(j)   “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.
(k)   “Director” means a member of the Board.
(l)   “Disability” means a condition rendering a Participant Disabled.
(m)   “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)   “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.
(p)   “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q)   “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
(r)   “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s)   “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.
(t)   “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u)   “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.
(v)   “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(w)   “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.
(x)   “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.
(y)   “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(d) hereof.
(z)   “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.
(aa)   “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
Section 2.   Administration. The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.
The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:
(a)   select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);
(b)   determine the type of Award to be granted;
(c)   determine the number of Shares, if any, to be covered by each Award;
(d)   establish the other terms and conditions of each Award;
(e)   approve forms of agreements (including Award Agreements) for use under the Plan; and
(f)   modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.
The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.
To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3.   Shares Subject to the Plan.
(a)   Shares Subject to the Plan. Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 3,500,000 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 3,500,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
(b)   Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. In addition, if any award granted under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan (as amended) expires, terminates, is canceled or is forfeited for any reason after the Effective Date, the Shares subject to that award will be added to the Plan Limit and become available for issuance hereunder.
(c)    Shares Withheld in Satisfaction of Taxes or Exercise Price. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not again become available for grant under the Plan.
(d)   Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.
(e)   Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:
(i)   cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;
(ii)   cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;
(iii)   cancel any unvested Award or unvested portion thereof, with or without consideration;
(iv)   cancel any Award in exchange for a substitute award;
(v)   redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi)   cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or
(vii)   take such other action as the Committee shall determine to be reasonable under the circumstances.
In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.
Notwithstanding any provision of this Section 3(e), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(e) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.
(f)   Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
Section 4.   Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.
Section 5.   Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.
The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(a)   Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.
(b)   Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock

Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.
(c)   Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.
(d)   Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.
No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.
(e)   Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)   Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 6.   Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 7.   Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.
(a)   Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b)   Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(c)   Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)   Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
Section 8.   Restricted Stock.
(a)   Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.
(b)   Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.
(c)   Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(i)   During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.
(ii)   While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.
(iii)   Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.
Section 9.   Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.
Section 10.   Cash or Other Stock Based Awards. Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.
Section 11.   Amendments and Termination.Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.

Section 12.   Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.
Section 13.   Conditions Upon Grant of Awards and Issuance of Shares.
(a)   The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.
Section 14.   Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.
Section 15.   Withholding of Taxes.
(a)   Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
(b)   Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.
Section 16.   Liability of Company.
(a)   Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b)   Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.
(c)   Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
Section 17.   General Provisions.
(a)   The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.
(b)   The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.
(c)   All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d)   Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.
(e)   Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.
(f)   The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
Section 18.   Effective Date of Plan. The Plan will become effective upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company (the “Effective Date”).
Section 19.   Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.
Section 20.   Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
Section 21.   Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22.   Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

Appendix B
FIFTH CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
APPLIED DNA SCIENCES, INC.
Applied DNA Sciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:
FIRST:   The first paragraph of Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended and replaced in its entirety to read as follows:
“This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have the authority to issue is 210,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 200,000,000, with a par value of $0.001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote of any meeting of stockholders. The total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, with a par value of $0.001 per share.”
SECOND:   This Certificate of Amendment shall become effective on Thursday, September 17, 2020, at 12:01 a.m.
THIRD:   That pursuant to resolution of the Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation for consideration at the annual meeting of stockholders held on September 16, 2020 and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Fifth Certificate of Amendment of Certificate of Incorporation to be signed by its Chairman, President and Chief Executive Officer on Wednesday, September 16, 2020.
APPLIED DNA SCIENCES, INC.
By:

Name:   James A. Hayward
Title:   Chairman, President and Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD21181-P42514! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.APPLIED DNA SCIENCES, INC.ATTN: BETH JANTZEN50 HEALTH SCIENCES DRIVESTONY BROOK, NY 11790The Board of Directors recommends you vote FOR the following proposals:Nominees:01) James A. Hayward02) John Bitzer, III03) Robert B. Catell04) Joseph D. Ceccoli05) Scott A. Anchin06) Yacov A. Shamash07) Sanford R. Simon08) Elizabeth M. Schmalz Ferguson2. Approval of the 2020 Equity Incentive Plan;3. Approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares of common stockto 200,000,000;5. Approval, if necessary, of any such other matters as may properly come before the meeting or any postponement or adjournment ofthe meeting.4. Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year endingSeptember 30, 2020; and1. Election of DirectorsAPPLIED DNA SCIENCES, INC.The Board of Directors recommends you vote FORthe following:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 P.M. Eastern Time on September 15, 2020, theday before the meeting date. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/APDN2020You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time on September 15, 2020, the day before the meetingdate. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

D21182-P42514Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.APPLIED DNA SCIENCES, INC.Annual Meeting of StockholdersSeptember 16, 2020 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder executing and delivering this Proxy hereby appoints Ms. Judith Murrah and Ms. Beth Jantzen and each of themas proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designatedon the reverse side, all shares of common stock, $0.001 par value per share, of Applied DNA Sciences, Inc. held of record bythe undersigned as of July 20, 2020, at the Annual Meeting of Stockholders of Applied DNA Sciences, Inc., to be held virtuallyat www.virtualshareholdermeeting.com/APDN2020 on Wednesday, September 16, 2020 at 10:00 a.m., local time, or at anypostponements or adjournments of the meeting.This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no directionis made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other mattersas may properly come before the meeting as said proxies deem advisable.THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAMEAPPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITYSHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.Continued and to be signed on reverse side

# *** Exercise Your *Right* to Vote ***

**APPLIED DNA SCIENCES, INC.**

D21184-P42514

**Meeting Information**

**Meeting Type:** Annual Meeting
**For holders as of:** July 20, 2020
**Date:** September 16, 2020 **Time:** 10:00 AM Local Time
**Location:** Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/APDN2020.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

See the reverse side of this notice to obtainproxy materials and voting instructions.D21184-P42514You are receiving this communication because you hold shares inthe company named above.This is not a ballot. You cannot use this notice to vote theseshares. This communication presents only an overview of the morecomplete proxy materials that are available to you on the Internet.You may view the proxy materials online at www.proxyvote.com oreasily request a paper copy (see reverse side).We encourage you to access and review all of the importantinformation contained in the proxy materials before voting.Meeting InformationMeeting Type: Annual MeetingFor holders as of: July 20, 2020Date: September 16, 2020 Time: 10:00 AM Local TimeLocation: Meeting live via the Internet-please visitwww.virtualshareholdermeeting.com/APDN2020.The company will be hosting the meeting live via the Internetthis year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/APDN2020 and be sure tohave the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page).APPLIED DNA SCIENCES, INC.*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on September 16, 2020.APPLIED DNA SCIENCES, INC.ATTN: BETH JANTZEN50 HEALTH SCIENCES DRIVESTONY BROOK, NY 11790

D21185-P42514Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before September 2, 2020 to facilitate timely delivery.How to View Online:Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on thefollowing page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.NOTICE AND PROXY STATEMENTProxy Materials Available to VIEW or RECEIVE:Vote By Internet:Before The Meeting:Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.During The Meeting:Go to www.virtualshareholdermeeting.com/APDN2020. Have the information that is printed in the box markedby the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.Before You VoteHow to Access the Proxy MaterialsHow To VotePlease Choose One of the Following Voting Methods

**Voting Items**

1. Election of Directors

**Nominees:**

| | |
|---|---|
| 01) James A. Hayward | 05) Scott A. Anchin |
| 02) John Bitzer, III | 06) Yacov A. Shamash |
| 03) Robert B. Catell | 07) Sanford R. Simon |
| 04) Joseph D. Ceccoli | 08) Elizabeth M. Schmalz Ferguson |

2. Approval of the 2020 Equity Incentive Plan;

D21186-P42514

Voting ItemsD21186-P42514The Board of Directors recommends you vote FOR the following proposals:Nominees:01) James A. Hayward02) John Bitzer, III03) Robert B. Catell04) Joseph D. Ceccoli05) Scott A. Anchin06) Yacov A. Shamash07) Sanford R. Simon08) Elizabeth M. Schmalz Ferguson2. Approval of the 2020 Equity Incentive Plan;3. Approval of an amendment to our Certificate of Incorporation to decrease the number of our authorized shares ofcommon stock to 200,000,000;5. Approval, if necessary, of any such other matters as may properly come before the meeting or any postponement oradjournment of the meeting.4. Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year endingSeptember 30, 2020; and1. Election of DirectorsThe Board of Directors recommends youvote FOR the following:

D21187-P42514